UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2004

GOODRICH CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York	1-892	34-0252680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

     On November 15, 2004, Goodrich Corporation (“Goodrich”) issued a press release announcing its 2005 financial outlook. A copy of the press release is furnished as Exhibit 99.1 hereto.

     On Monday, November 15, 2004, from 1:00 p.m. to 5:00 p.m. Eastern time, Goodrich will host an Annual Investor Conference to discuss its financial results, performance and prospects with investors and security analysts. By press releases dated October 28, 2004 and November 11, 2004, the public was invited to listen to the conference by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. The written presentation materials to be used during the conference will be posted at the Investor Relations area of Goodrich’s website prior to the investor conference. Excerpts from the written presentation materials to be presented at the conference by Goodrich’s Chairman, President and Chief Executive Officer and by Goodrich’s Executive Vice President and Chief Financial Officer are furnished as Exhibit 99.2 hereto.

Section 9 – Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1	Goodrich Corporation Press Release dated November 15, 2004 titled “Goodrich Provides 2005 Financial Outlook”.

Exhibit 99.2	Excerpts from Goodrich Corporation written presentation materials dated November 15, 2004 titled “Goodrich Annual Investor Conference”.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION
(Registrant)

Date: November 15, 2004	By:	/s/ Scott E. Kuechle

Scott E. Kuechle Vice President and Controller

EXHIBIT INDEX

Exhibit 99.1	Goodrich Corporation Press Release dated November 15, 2004 titled “Goodrich Provides 2005 Financial Outlook”.

Exhibit 99.2	Excerpts from Goodrich Corporation written presentation materials dated November 15, 2004 titled “Goodrich Annual Investor Conference”.

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